Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of UMB Financial Corporation (the Company) for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ram Shankar, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2017

/s/ Ram Shankar
Ram Shankar
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to UMB Financial Corporation and will be retained by UMB Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.